JANUARY 29, 2024 Acquisition of KWS Manufacturing Company, Ltd. Exhibit 99

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation and the accompanying remarks contain forward- looking statements that involve a number of risks and uncertainties, including forward- looking statements about the financial and operating performance of KWS Manufacturing Company, Ltd. (“KWS”), the benefits of the acquisition of KWS (the “Acquisition”), and the expected future business and financial performance of KWS and Kadant. These forward- looking statements represent our expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s annual report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to Kadant's ability to successfully integrate KWS and its operations and employees and realize anticipated benefits from the Acquisition; unanticipated disruptions to the business, general and regional economic conditions, and the future performance of KWS; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the Acquisition; competitive, investor or customer responses to the Acquisition; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics and pandemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. KADANT ACQUISITION UPDATE – JANUARY 2024 | © 2024 KADANT INC. 2

Acquisition of KWS Manufacturing Company, Ltd. KADANT ACQUISITION UPDATE – JANUARY 2024 | © 2024 KADANT INC. 3

Acquisition Overview • Manufacturer of material handling equipment, including screw conveyors, screw feeders, slide gates, and bucket elevators • Founded in 1972 • Based in Burleson, Texas, with 165 employees • Market leading position in the screw conveyor market • Revenue for the trailing twelve months ended September 30, 2023 was $45 million • Purchase price was approximately $84 million* • Favorable tax attributes KADANT ACQUISITION UPDATE – JANUARY 2024 | © 2024 KADANT INC. 4 * Subject to customary adjustments

Primary Product Offerings • Screw conveyors used to transport and blend bulk material in processing plants • Screw feeders used in a broad range of bulk material metering applications • Slide gates used to control the flow into and out of a screw conveyor • Custom solutions designed to solve complex material handling challenges KADANT ACQUISITION UPDATE – JANUARY 2024 | © 2024 KADANT INC. 5

Industries Served KADANT ACQUISITION UPDATE – JANUARY 2024 | © 2024 KADANT INC. 6 Agriculture Alternative Fuels Chemicals Lumber & Wood Pulp & Paper Recycling Food Products Refuse Systems

Acquisition Rationale • Market leading position in the screw conveyor market • 60% parts & consumables revenue • Complementary product offering to Kadant’s Material Handling segment; historical collaboration with Kadant Black Clawson • Strong leadership with long tenure in industry • Solid financial metrics and market position • Well-established brand in our core and adjacent markets • Cost-competitive manufacturing location KADANT ACQUISITION UPDATE – JANUARY 2024 | © 2024 KADANT INC. 7

• Opportunity for our other businesses to leverage KWS relationship with key distribution partners • Broadened product portfolio to provide additional solutions to our customers • Potential for KWS to leverage Kadant’s global sales network • Strengthens our position in material handling markets 8 Kadant and KWS Together KADANT ACQUISITION UPDATE – JANUARY 2024 | © 2024 KADANT INC.

Integration • Manufacturing operations will continue in the current location as part of our decentralized operating structure • Continue to build on the strength of the KWS brand • Opportunities for collaboration and sharing best practices • KWS will be included in our Material Handling reporting segment KADANT ACQUISITION UPDATE – JANUARY 2024 | © 2024 KADANT INC. 9

Financial Metrics • $84 million purchase price* • Revenue for the trailing twelve months ended September 30, 2023 was $45 million • Favorable tax attributes • Borrowed $82 million • Borrowing rate estimated at 6.4% to 6.7% KADANT ACQUISITION UPDATE – JANUARY 2024 | © 2024 KADANT INC. 10 * Subject to customary adjustments

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. KADANT ACQUISITION UPDATE – JANUARY 2024 | © 2024 KADANT INC. 11

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com January 29, 2024